UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-3940

                     Dreyfus Premier New Leaders Fund, Inc.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/03

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      New Leaders Fund, Inc.

      SEMIANNUAL REPORT June 30, 2003


     YOU, YOUR ADVISOR AND
     DREYFUS
     A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         New Leaders Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier New Leaders Fund, Inc. covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier New Leaders Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund produced total returns of 11.20% for Class A shares, 10.85% for Class B shares, 10.82% for Class C shares, 11.27% for Class R shares and 11.05% for Class T shares.(1) This compares with a total return of 15.47% for the fund's benchmark, the Russell Midcap Index, during the same period.(2)

We attribute these results to a sharply positive shift in investor sentiment, prompted by decisive military action in Iraq and improving prospects for future economic growth. These developments propelled most stocks higher during the second half of the reporting period. However, many of the market's greatest gains occurred among the smallest companies, particularly those that had been beaten down during prior periods due to their weak underlying fundamentals. Since the fund tended to focus on more stable, well-established companies, it produced lower returns than its benchmark.

What is the fund's investment approach?

The fund invests primarily in a diversified group of small and midsize companies, focusing on new leaders in their industries that offer products or services we believe enhance prospects for growth of future earnings or revenues. We consider factors that we believe are likely to affect a stock's performance, such as changes in a company' s management or organizational structure

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stocks that exhibit both growth and value characteristics. We further diversify among the market's various industries and sectors, supervising a team of sector managers who each make buy-and-sell recommendations within their respective areas of expertise.

What other factors influenced the fund's performance?

Previously beaten-down technology stocks generated many of the market's sharpest gains. The fund participated in the technology group's strength to a degree, with investments in semiconductor makers, such as Marvell Technology Group and NVIDIA; networking hardware companies, such as Network Appliance; and software developer VeriSign, a manager of Internet domain names. However, the fund avoided the more speculative stocks that led the technology sector's rise.
Disappointing performance from a few individual holdings that faced earnings-related problems, such as Xilinx, Intuit and PeopleSoft, detracted from the fund's performance compared to its benchmark.

Energy and utilities investments also negatively affected the fund's relative performance. Within the energy sector, the fund's exposure to offshore drillers Transocean and ENSCO International, oil and gas exploration companies Anadarko Petroleum and XTO Energy, and oil well equipment supplier BJ Services led the relative underperformance in the sector. Early in the reporting period, stocks discounted prematurely that oil and natural gas inventories would be ample due to a quick and favorable resolution of the war, which led to a decline in the areas to which we were exposed.

On the other hand, good individual stock selections enabled the fund to produce higher returns than its benchmark in the consumer discretionary area. Standouts were concentrated among specialty retailers, such as Coach, Tiffany & Co. and Best Buy, which delivered solid earnings at a time when many other retailers faltered. Another top holding, diversified media company InterActiveCorp, gained ground as a result of the market' s revaluation of its Internet assets


The fund also performed better than its benchmark in the autos and transports area. While this area accounted for barely 3% of the fund' s holdings, exceptionally good stock selections, such as automotive system developer Magna International, contributed positively to the fund's total returns.

What is the fund's current strategy?

We are taking a cautious view of the recent rapid rise in stock prices, awaiting more solid economic fundamentals to support the market's apparent hope of accelerating economic growth. In the meantime, we continue to search for reasonably valued investment opportunities among a wide range of small to midsize companies. As of the end of the reporting period, we are finding a relatively large percentage of such opportunities in the health care area, particularly among medical services and generic pharmaceutical companies. The fund also holds a larger than average percentage of its assets in energy stocks, reflecting our expectations of slow, steady economic growth and our analysis of the industry group' s supply-and-demand dynamics. The fund has continued to maintain relatively light positions in financial services, reflecting our view that interest rates are unlikely to fall much further, and in utilities, where high valuations currently limit the number of stocks meeting our disciplined investment criteria.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)


COMMON STOCKS--95.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--2.4%

Expeditors International of Washington                                                          225,000                7,794,000

TPG, ADR                                                                                        420,000                7,114,800

                                                                                                                      14,908,800

CONSUMER--18.6%

Bed Bath & Beyond                                                                                95,000  (a)           3,686,950

Coach                                                                                           200,000  (a)           9,948,000

Family Dollar Stores                                                                            225,000                8,583,750

Hilton Hotels                                                                                   560,000                7,162,400

InterActiveCorp                                                                                 325,000  (a)          12,860,250

Jones Apparel Group                                                                             220,000  (a)           6,437,200

Liz Claiborne                                                                                   225,000                7,931,250

Moody's                                                                                         140,750                7,418,932

Office Depot                                                                                    600,000  (a)           8,706,000

Robert Half International                                                                       425,000  (a)           8,049,500

Starwood Hotels & Resorts Worldwide                                                             275,000                7,862,250

Tiffany & Co.                                                                                   269,000                8,790,920

UST                                                                                             175,000                6,130,250

Wendy's International                                                                           200,000                5,794,000

Westwood One                                                                                    190,000  (a)           6,446,700

                                                                                                                     115,808,352

ENERGY--7.2%

BJ Services                                                                                     164,800  (a)           6,156,928

Devon Energy                                                                                    136,620                7,295,508

ENSCO International                                                                             340,000                9,146,000

Halliburton                                                                                     375,000                8,625,000

Murphy Oil                                                                                      150,000                7,890,000

XTO Energy                                                                                      300,000                6,033,000

                                                                                                                      45,146,436

FINANCIAL SERVICES--18.0%

ACE Limited                                                                                     200,000                6,858,000

Banknorth Group                                                                                 315,500                8,051,560

Commerce Bancorp                                                                                200,000                7,420,000

Commerce Bancshares                                                                             191,625                7,463,794

Janus Capital Group                                                                             450,000                7,380,000

John Hancock Financial Services                                                                 240,000                7,375,200

New York Community Bancorp                                                                      315,000                9,163,350


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)

North Fork Bancorporation                                                                       225,000                7,663,500

Protective Life                                                                                 175,000                4,681,250

Providian Financial                                                                             675,000  (a)           6,250,500

RenaissanceRe Holdings                                                                          195,000                8,876,400

Sovereign Bancorp                                                                               535,000                8,372,750

St. Paul Cos.                                                                                   235,000                8,579,850

Synovus Financial                                                                               350,000                7,525,000

Willis Group Holdings                                                                           225,000                6,918,750

                                                                                                                     112,579,904

HEALTH CARE--13.5%

Allergan                                                                                        103,500                7,979,850

Anthem                                                                                          100,000  (a)           7,715,000

Bard (C.R.)                                                                                     101,500                7,237,965

Biovail                                                                                         155,000  (a)           7,294,300

Health Net                                                                                      228,500  (a)           7,529,075

iShares Nasdaq Biotechnology Index Fund                                                          45,000  (a)           3,014,550

MedImmune                                                                                       125,000  (a)           4,546,250

Omnicare                                                                                        316,000               10,677,640

St. Jude Medical                                                                                164,800  (a)           9,476,000

Teva Pharmaceutical Industries, ADR                                                             175,000                9,962,750

Watson Pharmaceuticals                                                                          210,000  (a)           8,477,700

                                                                                                                      83,911,080

MATERIALS & PROCESSING--7.3%

Fluor                                                                                           100,000                3,364,000

International Flavors & Fragrances                                                              200,000                6,386,000

Nucor                                                                                           180,000                8,793,000

PPG Industries                                                                                  130,000                6,596,200

Phelps Dodge                                                                                    214,000  (a)           8,204,760

Placer Dome                                                                                     650,000                7,975,500

Smurfit-Stone Container                                                                         300,000  (a)           3,909,000

                                                                                                                      45,228,460

PRODUCER DURABLES--8.9%

Cooper Industries, Cl. A                                                                        185,000                7,640,500

Danaher                                                                                         100,000                6,805,000

Dover                                                                                           235,000                7,040,600

Goodrich                                                                                        300,000                6,300,000

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES (CONTINUED)

ITT Industries                                                                                  126,450                8,277,417

Ingersoll-Rand, Cl. A                                                                           150,000                7,098,000

Parker-Hannifin                                                                                 150,000                6,298,500

Rockwell Collins                                                                                255,000                6,280,650

                                                                                                                      55,740,667

TECHNOLOGY--14.9%

ADTRAN                                                                                          150,000  (a)           7,693,500

BEA Systems                                                                                     515,000  (a)           5,592,900

Check Point Software Technologies                                                               375,000  (a)           7,331,250

Gemstar-TV Guide International                                                                1,000,000  (a)           5,090,000

Jabil Circuit                                                                                   325,000  (a)           7,182,500

Marvell Technology Group                                                                        295,000  (a)          10,139,150

Microchip Technology                                                                            335,000                8,251,050

NVIDIA                                                                                          350,000  (a)           8,053,500

Network Appliance                                                                               630,000  (a)          10,212,300

Novellus Systems                                                                                230,600  (a)           8,444,803

VeriSign                                                                                        550,000  (a)           7,606,500

Xilinx                                                                                          290,000  (a)           7,339,900

                                                                                                                      92,937,353

UTILITIES--4.9%

Constellation Energy Group                                                                      190,000                6,517,000

PG&E                                                                                            100,000  (a)           2,115,000

Pinnacle West Capital                                                                           160,000                5,992,000

Progress Energy                                                                                 185,000                8,121,500

TXU                                                                                             350,000                7,857,500

                                                                                                                      30,603,000

TOTAL COMMON STOCKS
   (cost $477,442,863)                                                                                               596,864,052


                                                                                               Principal
SHORT-TERM INVESTMENTS--8.7%                                                                  Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.10%, 7/3/2003                                                                            3,086,000                3,085,877

   .98%, 7/10/2003                                                                            3,453,000                3,452,378

   .79%, 7/17/2003                                                                           16,905,000               16,899,252

   .79%, 7/24/2003                                                                           30,429,000               30,414,090

   1.00%, 8/14/2003                                                                             619,000                  618,418

TOTAL SHORT-TERM INVESTMENTS

   (cost $54,468,847)                                                                                                 54,470,015
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $531,911,710)                                                            104.4%              651,334,067

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.4%)             (27,517,896)

NET ASSETS                                                                                       100.0%              623,816,171

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           531,911,710    651,334,067

Cash                                                                    368,891

Receivable for shares of Common Stock subscribed                        801,559

Dividends receivable                                                    476,846

Prepaid expenses                                                         82,530

                                                                    653,063,893
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           691,481

Payable for investment securities purchased                          23,019,781

Payable for shares of Common Stock redeemed                           5,263,474

Accrued expenses                                                        272,986

                                                                     29,247,722
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      623,816,171
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     472,633,628

Accumulated investment (loss)--net                                    (204,049)

Accumulated net realized gain (loss) on investments                  31,964,235

Accumulated net unrealized appreciation
  (depreciation) on investments                                     119,422,357
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      623,816,171

NET ASSET VALUE PER SHARE


                                               Class A              Class B            Class C            Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                             620,396,832            2,537,668            734,376            118,219             29,076

Shares Outstanding                          15,967,432               65,543             18,967              3,039            749.453
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                 38.85                38.72              38.72              38.90             38.80



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $35,798 foreign taxes withheld at source)     3,051,422

Interest                                                               116,818

Income from securities lending                                          12,655

TOTAL INCOME                                                         3,180,895

EXPENSES:

Management fee--Note 3(a)                                            1,997,873

Shareholder servicing costs--Note 3(c)                               1,178,729

Registration fees                                                       57,894

Professional fees                                                       49,789

Prospectus and shareholders' reports                                    30,116

Custodian fees--Note 3(c)                                               24,428

Directors' fees and expenses--Note 3(d)                                 23,248

Distribution fees--Note 3(b)                                             5,377

Loan commitment fees--Note 2                                             2,659

Miscellaneous                                                           14,043

TOTAL EXPENSES                                                       3,384,156

INVESTMENT (LOSS)--NET                                               (203,261)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             32,247,987

Net unrealized appreciation (depreciation) on investments           31,221,672

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              63,469,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                63,266,398

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)  December 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (203,261)               17,273

Net realized gain (loss) on investments        32,247,987             (283,752)

Net unrealized appreciation
   (depreciation) on investments               31,221,672          (68,471,482)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   63,266,398          (68,737,961)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

CLASS A SHARES                                   (36,835)                   --

Net realized gain on investments:

CLASS A SHARES                                         --            (621,574)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 60,677,618         112,734,072

Class B shares                                  2,172,595              74,080

Class C shares                                    704,873              36,135

Class R shares                                    117,636               1,000

Class T shares                                      1,090               1,000

Net assets received in connection with
  reorganization--Note 1:

Class A shares                                 65,639,250                 --

Class B shares                                    542,400                 --

Class C shares                                    155,840                 --

Class R shares                                      6,392                 --

Class T shares                                     23,239                 --


                                         Six Months Ended
                                            June 30, 2003         Year Ended
                                              (Unaudited)  December 31, 2002(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                     34,758             591,254

Cost of shares redeemed:

Class A shares                               (62,140,180)        (155,022,638)

Class B shares                                   (73,110)                   --

Class C shares                                   (10,550)                   --

Class R shares                                    (4,741)                   --

Class T shares                                       (18)                   --

Redemption fee                                         --              20,153

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  67,847,092         (41,564,944)

TOTAL INCREASE (DECREASE) IN NET ASSETS       131,076,655        (110,924,479)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           492,739,516          603,663,995

END OF PERIOD                                 623,816,171          492,739,516

Undistributed investment income (loss)--net     (204,049)               36,047

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003          Year Ended
                                              (Unaudited)  December 31, 2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     1,681,099           2,956,113

Shares issued in connection
        with reorganization--Note 1              1,954,622                 --

Shares issued for dividends reinvested              1,033              14,347

Shares redeemed                               (1,766,994)          (4,139,903)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,869,760          (1,169,443)
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                        49,192              2,108

Shares issued in connection with
        reorganization--Note 1                      16,171                  --

Shares redeemed                                   (1,928)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      63,435                2,108
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        13,609               1,024

Shares issued in connection with
        reorganization--Note 1                       4,644                  --

Shares redeemed                                     (310)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      17,943                1,024
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         2,939                  28

Shares issued in connection with
        reorganization--Note 1                         190                   --

Shares redeemed                                     (118)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,011                   28
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            30                   28

Shares issued in connection with
        reorganization--Note 1                         692                   --

Shares redeemed                                       (1)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         721                   28

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 27, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND ADDED CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

(B) DURING THE PERIOD ENDED JUNE 30, 2003, 825 CLASS B SHARES REPRESENTING $31,263 WERE AUTOMATICALLY CONVERTED TO 822 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                             June 30, 2003                                Year Ended December 31,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)       2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value,
   beginning of period                               34.94         39.54         45.51         50.67          41.31         44.35

Investment Operations:

Investment income (loss)--net                         (.01)(b)       .00(b,c)     (.02)(b)      (.02)(b)       (.04)(b)      (.10)

Net realized and unrealized
   gain (loss) on investments                         3.92         (4.56)        (4.37)         4.03          15.33         (1.78)

Total from Investment Operations                      3.91         (4.56)        (4.39)         4.01          15.29         (1.88)

Distributions:

Dividends from
   investment income--net                             (.00)(c)        --            --            --             --            --

Dividends from net realized
   gain on investments                                  --          (.04)        (1.58)        (9.17)         (5.93)         (1.17)

Total Distributions                                   (.00)(c)      (.04)        (1.58)        (9.17)         (5.93)         (1.17)

Redemption fee reimbursement                            --           .00(c)        .00(c)        .00(c)         .00(c)         .01

Net asset value, end of period                       38.85         34.94         39.54         45.51          50.67          41.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     11.20(d,e)   (11.55)(d)     (9.56)         8.60          37.42          (3.95)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .63(e)       1.23          1.16          1.10           1.13           1.14

Ratio of net investment income
   (loss) to average net assets                       (.04)(e)       .00(f)       (.06)         (.03)          (.08)          (.21)

Portfolio Turnover Rate                              67.43(e)     113.51        111.66         97.33          95.49         107.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     620,397       492,628       603,664       697,810        673,351        684,748

(A)  THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 27, 2002.
     THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                            Six Months Ended
                                            June 30, 2003        Year Ended
CLASS B SHARES                              (Unaudited)    December 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 34.93            35.42

Investment Operations:

Investment income (loss)--net(b)                     (.14)              .01

Net realized and unrealized
   gain (loss) on investments                        3.93              (.50)

Total from Investment Operations                     3.79              (.49)

Net asset value, end of period                      38.72             34.93
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 10.85(d)          (1.38)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.00(d)           .19(d)

Ratio of net investment income (loss)
   to average net assets                            (.41)(d)           .05(d)

Portfolio Turnover Rate                             67.43(d)        113.51
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)            2,538               74

(A) FROM NOVEMBER 27, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                           Six Months Ended
                                              June 30, 2003         Year Ended
CLASS C SHARES                                  (Unaudited) December 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    34.93          35.42

Investment Operations:

Investment income (loss)--net(b)                        (.13)            .03

Net realized and unrealized
   gain (loss) on investments                           3.92            (.52)

Total from Investment Operations                        3.79            (.49)

Net asset value, end of period                         38.72           34.93
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                    10.82(d)        (1.35)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .99(d)           .19(d)

Ratio of net investment income (loss)
   to average net assets                               (.40)(d)          .08(d)

Portfolio Turnover Rate                               67.43(d)        113.51
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                734               36

(A) FROM NOVEMBER 27, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003        Year Ended
CLASS R SHARES                                (Unaudited) December 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    34.96          35.42

Investment Operations:

Investment income (loss)--net(b)                        (.01)            .03

Net realized and unrealized
   gain (loss) on investments                           3.95            (.49)

Total from Investment Operations                        3.94            (.46)

Net asset value, end of period                         38.90           34.96
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                       11.27(c)        (1.30)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .62(c)          .09(c)

Ratio of net investment income (loss)
   to average net assets                               (.01)(c)         .07(c)

Portfolio Turnover Rate                               67.43(c)       113.51
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                118               1

(A) FROM NOVEMBER 27, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 2002.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                            June 30, 2003        Year Ended
CLASS T SHARES                                (Unaudited) December 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    34.94         35.42

Investment Operations:

Investment income (loss)--net(b)                         (.08)          .01

Net realized and unrealized
   gain (loss) on investments                            3.94          (.49)

Total from Investment Operations                         3.86          (.48)

Net asset value, end of period                          38.80         34.94
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     11.05(d)      (1.35)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .79(d)        .14(d)

Ratio of net investment income (loss)
   to average net assets                                (.25)(d)       .02(d)

Portfolio Turnover Rate                                 67.43(d)    113.51
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   29            1

(A) FROM NOVEMBER 27, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier New Leaders Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (35 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized), Class R (15 million shares authorized) and Class T (5 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

On March 28, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund's shareholders, all of the assets, subject to the liabilities, of Dreyfus Aggressive Growth Fund, a series of Dreyfus Growth & Value Funds, Inc., were transferred to the fund's Class A shares in exchange for shares of Common Stock of the fund of equal value. The fund's Class A shares net asset value on March 28, 2003 was $33.59 per share, and a total of 417,819
shares,   representing   net  assets  of  $14,043,990  (including  $268,310  net
unrealized

depreciation on investments) , were issued to Dreyfus Aggressive Growth Fund shareholders in the exchange. The exchange was a tax free event to shareholders

On March 28, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund's shareholders, all of the assets, subject to the liabilities, of Dreyfus Premier Aggressive Growth Fund, a series of Dreyfus Premier Equity Funds, Inc., were transferred to the fund in exchange for shares of Common Stock of the fund of equal value. The fund's net asset value on March 28, 2003 was $33.59 per share for Class A shares, $33.54 per share for Class B shares, $33.53 per share for Class C shares, $33.63 per share for Class R shares and $33.57 per share for Class T shares and a total of 1,536,803 Class A shares, 16,171 Class B shares, 4,644 Class C shares, 190 Class R shares and 692 Class T shares, representing net assets of $51,595,260 Class A shares, $542,400 Class B shares, $155,840 Class C shares, $6,392 Class R shares and $23,239 Class T shares (including $861,459 net unrealized depreciation on investments), were issued to Dreyfus Premier Aggressive Growth Fund shareholders in the exchange. The exchange was a tax free event to shareholders.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $283,752 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: long-term capital gains $621,574. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended June 30, 2003, the Distributor retained $24,085 from commissions earned on sales of the fund' s Class A shares and $482 from contingent deferred sales charges on redemptions of the fund's Class B shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended June 30, 2003, Class B, Class C and Class T shares were charged $4,248, $1,111 and $18 respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2003, Class A, Class B, Class C and Class T shares were charged $664,113, $1,416, $370 and $18, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $232,177 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2003, the fund was charged $24,428 pursuant to the custody agreement.


(D) Through January 27th, 2003, each director who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. Each such director also serves as a board member of other Funds within the Dreyfus complex (collectively, the "Fund Group" ). After January 27th, 2003, Board compensation was changed from a "Fund by Fund" basis to a "Fund Group" basis, such that each director now receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $413,066,379 and $349,996,041, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $119,422,357, consisting of $121,758,423 gross unrealized appreciation and $2,336,066 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on January 21, 2003. The proposals considered at the meeting, and the results, are as follows:



                                                                                                 Shares
                                                          -------------------------------------------------------------------------

                                                                         For                    Against                Abstained
                                                          --------------------------------------------------------------------------
To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to expand
   participation in a portfolio securities
   lending program                                                 6,459,993                     930,874                  516,858

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   investment in other investment
   companies                                                       6,317,562                   1,105,736                  484,427




NOTES

                   For More Information

                        Dreyfus Premier
                        New Leaders Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  085SA0603





ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier New Leaders Fund, Inc.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date: September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date: September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)